UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2017

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803 (Address of principal executive offices)

(516) 677-0200 (Registrant’s telephone number, including area code)

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD.

On January 30, 2017, Veeco Instruments Inc. posted certain supplemental information relating to its 2.70% Convertible Senior Notes due 2023 to its website (www.veeco.com).  A copy of this supplemental information is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description
99.1	Supplement Information Regarding Veeco 2.70% Convertible Senior Notes due 2023

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall this information or this exhibit be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 30, 2017	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Supplement Information Regarding Veeco 2.70% Convertible Senior Notes due 2023